UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2012
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.
ACCO Brands Unaudited Pro Forma Information
On May 1, 2012, ACCO Brands Corporation (the "Registrant" or the "Company”) completed the merger of the Mead Consumer and Office Products Business (“Mead C&OP Business”) with a wholly-owned subsidiary of the Company (the "Merger"). In the Merger, MeadWestvaco Corporation (“MWV”) shareholders received approximately 57.1 million shares of the Company's common stock, or 50.5% of the combined company, valued at approximately $603 million on the date of the merger.
On May 1, 2012 in conjunction with the Merger, the Company entered into a refinancing. The Company repurchased or discharged all of its outstanding Senior Secured Notes, due March 2015, and redeemed all of its outstanding Senior Subordinated Notes, due August 2015. The Company also terminated its senior secured asset-based revolving credit facility of $175 million, which was undrawn as of May 1, 2012.
The refinancing transactions reduced the Company's effective interest rates while increasing its borrowing capacity, and extending the maturities of its credit facilities.
The Registrant has compiled preliminary unaudited pro forma combined financial information presenting the results of operations of the Company and the Mead C&OP Business for each of the 3-month periods ended March 31, 2011 through June 30, 2012, as though the companies had been combined as of January 1, 2011. The unaudited pro forma statements of continuing operations are based on the historical financial statements of the Company and the Mead C&OP Business after giving effect to the merger of ACCO Brands and the Mead C&OP Business and includes the effects of the Company's refinancing that was completed in conjunction with the Merger as if the refinancing had been completed as of January 1, 2011.
On May 1, 2012, the Company implemented certain organizational changes in conjunction with the Merger with the Mead C&OP Business. Effective as of the second quarter of 2012, the Company's former ACCO Brands Americas segment became ACCO Brands North America as the Company's pre-acquisition Latin America business was moved into the ACCO Brands International segment. These two segments manufacture, source and sell traditional office products, school supplies, calendaring products and document finishing solutions. ACCO Brands North America comprises the U.S. and Canada, and ACCO Brands International comprises the rest of the world, principally Europe, Australia, Latin America, and Asia-Pacific.
In order to assist investors in analyzing the historical performance of the Company in light of the Merger, the refinancing as well as the new segment reporting structure, the following supplemental information is being provided:

•
Pro Forma Statements of Continuing Operations and Reconciliation of Adjusted Results (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 31, 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

•
Reconciliation of Pro Forma Operating Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 31, 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

•
Pro Forma Supplemental Business Segment Information (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 31, 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

The Registrant is furnishing this unaudited pro forma financial information in this Current Report on Form 8-K for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Registrant's fiscal 2012 performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the merger had taken place at the beginning of 2011 and do not purport to project the future operating results of the combined company.
In addition, the pro forma information has not been adjusted to reflect any operating efficiencies that have been, or may in the future be, realized as a result of the combination of the Company and the Mead C&OP Business. This pro forma information is based on management's preliminary purchase price allocation. Further refinements to the purchase price allocation may be necessary, and therefore, the ACCO Brands pro forma financial information summarized below is preliminary and subject to change.
The information in this Current Report on Form 8-K under Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that

Section. The information in this Current Report under Item 7.01 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures
"Adjusted" results for 2011 exclude MWV parent allocations of corporate costs, LIFO expense, amortization for the step-up in the fair value of finished goods inventory, a gain on a property sale, Mead C&OP Business net interest expense, transaction costs associated the Merger with Mead C&OP Business and a loss associated with bond repurchases by ACCO Brands. "Adjusted" results for 2012 exclude MWV parent allocations of corporate costs, restructuring charges and Mead C&OP Business net interest expense. Adjusted supplemental EBITDA from continuing operations excludes other non-operating items, including other income/expense and stock-based compensation expense. Adjusted results and adjusted supplemental EBITDA from continuing operations are non-GAAP measures. There could be limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure. Management uses the adjusted measures to determine the returns generated by its operating segments and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year to year. These measures may be inconsistent with measures presented by other companies.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1 - Pro Forma Statements of Continuing Operations and Reconciliation of Adjusted Results (Unaudited) and Reconciliation of Pro Forma Operating Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 31, 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

99.2 - Pro Forma Supplemental Business Segment Information (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 31, 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	August 9, 2012	By:	/s/ Thomas P. O'Neill, Jr.
Name: Thomas P. O'Neill, Jr.
Title: Senior Vice President,
Finance and Accounting

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1
Pro Forma Statements of Continuing Operations and Reconciliation of Adjusted Results (Unaudited) and Reconciliation of Pro Forma Operating Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, and June 30, September 30, and December 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.

99.2
Pro Forma Supplemental Business Segment Information (Unaudited) for (i) the quarters ended March 31, June 30, September 30, and December 2011, (ii) the quarters ended March 31, and June 30, 2012 and (iii) the year ended December 31, 2011.